Exhibit 99(b)





US Bancorp                                                         PIPER JAFFRAY
                                                                       COMPANIES







                              U.S. BANCORP ACQUIRES
                          PIPER JAFFRAY COMPANIES INC.







                                December 15, 1997





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                               STRATEGIC OVERVIEW



      --  Focuses  on our  clients'  needs
          - Equity  and debt  underwriting
          - Equity research,  sales & trading
          - M&A advisory services
          - Expanded private financial services
          - Expanded retail brokerage network

      --  Regionally based -- nationally competitive

      --  Provides business line synergies

      --  Builds shareholder value - IRR greater than 16%




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                               TRANSACTION SUMMARY



Subsidiary Name:        U.S. Bancorp Piper Jaffray
                        Addison L. Piper, Chairman & CEO

Purchase Price:         $730 million

Payment Method:         Cash

Per Share:              $37.25

Accounting Treatment:   Purchase accounting

Due Diligence:          Completed

Anticipated Closing:    2Q98

Employee Retention:     Retention bonuses to key employees




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                                     PRICING



                                           RECENT REGIONAL        PUBLICLY
                          ACQUISITION      SECURITIES FIRM        TRADED
                          MULTIPLE         ACQUISITIONS(c)        PEERS(d)

Last 12 months revenues      1.2x                 1.3x                 1.6x
Last 12 months net income   13.5x(a)             14.4x                18.1x
Estimated 1998 net income   11.2x(b)                                  16.0x
Book Value                   4.2x                 4.3x                 3.1x



(a) Represents latest 12 months net income adjusted to a normalized operating margin (15%).
(b) Represents purchase price divided by 1998 estimated net income plus fully phased in cost savings.
(c) Alex Brown, Dillon Read, Robertson Stephens, Montgomery Securities, Oppenheimer & Co., Wheat First, Furman Selz. Source: Company presentations
(d)  Raymond James,  EVEREN,  Interra,  Morgan Keegan and McDonald & Co. Source:
     Company 10Qs. Stock prices as of 12/12/97.



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                            EXCELLENT GEOGRAPHIC FIT



-- 1,000 U.S. Bank offices combined with 89 Piper Jaffray retail offices in 19 states.
--    Will comprise the 11th largest retail brokerage network in the U.S.



MAJOR CITIES:

Minneapolis/St. Paul
Denver
Seattle
Portland
Milwaukee                                       [Map of U.S.]
Kansas City
San Francisco
Des Moines
Phoenix




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                        COMPLEMENTARY BUSINESS STRENGTHS



   VALUE ADDED BY PIPER JAFFRAY             VALUE ADDED BY U.S. BANCORP

   -- Corporate finance capabilities        -- Extensive regional corporate
                                               relationships
      - Underwriting - debt & equity           - 40,500 middle market
         customers
      - Research                               - Middle market strength
      - M&A advisory                           - Commercial banking products
                                                  & services
   -- Over $12 billion of assets under      -- Over $55 billion of assets
      management                               under management
   -- Private client services/products      -- 52,000 private banking and
   -- Trading expertise                        personal trust relationships
   -- Retail and corporate customers        -- Significantly greater
      - $42.8 billion of clients funds        distribution channels
      - 122,000 households                    - Retail banking products &
                                                  services
                                              - 4.0 million households
                                            -- Technology investment



      Leading   diversified   financial   services   provider
      to corporations, municipalities and individuals in our geographic territory.




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                          CAPITAL MARKETS CAPABILITIES


                               INVESTMENT BANKING


     FIXED INCOME           MERGERS & ACQUISITIONS            EQUITY

-- Managed/co-managed 785   -- 28 transactions worth   --Managed/co-managed 38
   offerings raising $14         $2.6 billion in 1997    public offerings
   billion in fiscal 1997   -- Focused industry          raising $2.9 billion in
-- Among top ten tax-exempt      expertise               fiscal 1997
   underwriters                                        --Raised over $265
                                                         million in private
                                                         equity in recent years





      INSTITUTIONAL SALES & TRADING                 RESEARCH

      -- One of the largest non-New York based      -- Industry focused
         sales and Nasdaq trading firms             -- Institutionally driven
      -- 1.9 billion Nasdaq shares traded in           product
         fiscal 1997                                -- 50 research analysts
      -- 38 institutional equity sales executives



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                              RETAIL BROKERAGE AND
                          PRIVATE BANKING CAPABILITIES



            --    1,235 investment executives in 89 offices

            --    $6.2 billion in individual assets under management

            --    400,000 total retail accounts

            --    $42.8 billion of client funds in brokerage accounts




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      [Bar graph titled TOTAL ASSETS UNDER MANAGEMENT showing the following information]

                        Year                    Total Assets
                                                ($ billions)
                        1990                    12.9
                        1991                    15.0
                        1992                    17.3
                        1993                    21.7
                        1994                    24.6
                        1995                    29.2
                        1996                    39.3
                        3Q97                    55.3
                        Pro Forma               68.1



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                                     SUMMARY





                 -- Focuses on our clients' needs
                    - Equity and debt underwriting
                    - Equity research, sales & trading
                    - M&A advisory services
                    - Expanded  private  financial services
                    - Expanded  retail brokerage network
                 --  Regionally  based -- nationally competitive
                 --  Provides business line synergies
                 -- Builds shareholder value - IRR greater than 16%